UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2020

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
_____________________ (State or other jurisdiction of incorporation)	_____________ (Commission File Number)	______________ (I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas		77056
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 350-6000

Not Applicable

Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 4, 2020, Main Street Capital Corporation (“Main Street”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) in a virtual format. The issued and outstanding shares of stock of Main Street entitled to vote at the Annual Meeting consisted of the 64,415,828 shares of common stock outstanding on the record date, March 4, 2020. The common stockholders of Main Street voted on four matters at the Annual Meeting. The final voting results from the Annual Meeting are as follows:

(1) A proposal to elect each of the ten members of Main Street’s Board of Directors for a term of one year:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Valerie L. Banner	20,354,871	362,173	310,284	31,533,350
Arthur L. French	20,190,714	541,603	295,011	31,533,350
J. Kevin Griffin	20,385,464	343,445	298,420	31,533,349
John E. Jackson	20,398,647	322,011	306,670	31,533,350
Brian E. Lane	20,436,163	292,413	298,753	31,533,349
Kay Matthews	20,373,414	353,772	300,144	31,533,348
Dunia A. Shive	20,290,317	420,060	316,951	31,533,350
Stephen B. Solcher	20,369,556	347,260	310,509	31,533,353
Vincent D. Foster	20,389,302	333,562	304,461	31,533,353
Dwayne L. Hyzak	20,406,117	322,402	298,806	31,533,353

(2)	A proposal to ratify the appointment of Grant Thornton LLP as Main Street’s independent registered public accounting firm for the year ending December 31, 2020:

Votes For	Votes Against	Abstentions
51,420,364	640,765	499,549

(3)	A proposal to approve, on an advisory basis, the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,707,209	1,596,848	723,252	31,533,369

(4)	A proposal to approve an amendment to Main Street’s Articles of Amendment and Restatement to allow stockholders to amend Main Street’s bylaws by a majority vote of the outstanding shares entitled to be cast on the matter:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,029,148	608,957	389,220	31,533,353

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: May 6, 2020	By:	/s/ Jason B. Beauvais
		Name:	Jason B. Beauvais
		Title:	General Counsel